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                                                                   Exhibit 10.46

     This MODIFICATION TO AGREEMENT, dated as of this     day of            ,
                                                      ---        -----------
199 , by and between                         (the "Employee") and LANDAMERICA
   -                 -----------------------
FINANCIAL GROUP, INC., a Virginia corporation (the "Employer").

                                    Recitals
                                    --------

     The Employee and the Employer entered into a Split-Dollar Agreement
on          , 19  (the "Agreement"), [and the Employee and the Employer entered
  ------- --    --
into a Modification to said Agreement dated             , 1996. (the "First
                                            ------------
Modification")]. In order to provide an additional employment benefit to the Employee, the Employer wishes to increase the insurance benefit provided in the Agreement by adding another insurance policy to the Agreement and the First Modification. The Employee consents to the addition of another insurance policy and reaffirms his desire to participate in this program to the extent provided in the Agreement, as modified, and in this Modification to Agreement.

     NOW, THEREFORE, in consideration of the foregoing, the Employee and the Employer agree as follows:

     1.   Addition of Policy. For purposes of the Agreement, the term "Policy"
          ------------------
          shall include the original insurance policies listed in section 1 of the Agreement and the First Modification (the "Original Policies"), and the following additional insurance policy (the "Additional Policy"):

             Company                   Policy  Number          Face Amount
             -------                   --------------          -----------
     Northwestern Mutual Life
        Insurance Company

     2. Employer's Interest in Policy. The "Employer's Interest in the Policy,"
        -----------------------------
as defined in section 4 of the Agreement, shall be determined separately for the Original Policies and the

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Additional Policy. For purposes of calculating the Employer's Interest in the
Policy with respect to the Additional Policy, references to the ten year time period shall commence on the date of the Agreement and not the date of this Modification to Agreement.

     3. Collateral Assignment. The Employee shall execute, contemporaneously
        ---------------------
herewith, a collateral assignment of the Additional Policy to the Employer to recognize the Employer's Interest in the Policy. The collateral assignment is attached hereto as Exhibit B and for purposes of the Agreement is included within the definition "Collateral Assignment" as defined in section 5 of the Agreement.

     4. Miscellaneous.
        -------------

          (a) This Modification to Agreement shall bind the Employer, its successors and assigns, the Employee, his or her transferee and any Policy beneficiary.

          (b) This Modification to Agreement may be altered, amended or modified by written agreement signed by the Employer and the Employee, or his or her transferee. The laws of the Commonwealth of Virginia shall govern this Modification to Agreement.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement in more than one counterpart, each of which is an original.

                                            LANDAMERICA FINANCIAL GROUP, INC.


                                            By:
                                               ---------------------------------
                                            Its: Chief Executive Officer


                                            ------------------------------------

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                        LANDAMERICA FINANCIAL GROUP, INC.

                      Schedule to Modification to Agreement

                                                                Face Amount of
Named Executive                 Date of                         Additional
Officer                         Modification                    Insurance Policy
----------------------          ------------                    ----------------
Charles H. Foster, Jr.          June 1, 1996                       $602,865
                                June 1, 1998                       $621,288

Janet A. Alpert                 June 1, 1996                       $479,710

G. William Evans                June 1, 1996                       $157,232
                                June 1, 1998                       $460,820

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